OPPENHEIMER DISCOVERY FUND

Supplement Dated June 12, 2002 to the

Proxy Statement

for the

Meeting of Shareholders

To Be Held August 12, 2002

        The enclosed Proxy Statement is amended by revising the Record Date to be May 14, 2002.

June 12, 2002                                                                                                   500